Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Live Oak Acquisition Corp. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2020, as filed with the Securities and Exchange Commission (the “Quarterly Report”), I, Richard J. Hendrix, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To my knowledge, the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 5, 2020	By:	/s/ Richard J. Hendrix
Richard J. Hendrix
Chief Executive Officer
(Principal Executive Officer)